UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2018

TAKUNG ART CO., LTD

(Exact name of registrant as specified in its charter)

Delaware	001-38036	26-4731758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat/RM 03-04 20/F Hutchison House

10 Harcourt Road, Central Hong Kong

(Address of Principal Executive Offices)

Registrant’s telephone number: +852 3158 0977

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Takung Art Co., Ltd., a Delaware corporation (the “Company”) held its annual meeting of shareholders for its fiscal year ended December 31, 2017 at 8:00 p.m., December 30, 2018, E.T. (9:00 a.m., December 31, 2018, local time) at its principal executive offices in Hong Kong. Holders of 5,912,739 shares of the Company's common stock were present in person or by proxy at the annual meeting, representing 52.67% of the total 11,226,025 outstanding shares of the common stock and therefore constituting a quorum of more than a majority of the shares outstanding and entitled to vote at the annual meeting as of the record date of November 12, 2018. The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows:

1.	Election of Directors

The following individuals were elected as Directors to serve on the Board of Directors (the “Board”) until the annual meeting of shareholders for the year ended December 31, 2018 or until his or her successor is duly elected and qualified. No broker non-votes are counted.

Director’s Name	Votes For	Votes Withheld
Xiaoyu Zhang	5,912,739	—
Ming Cheng	5,912,539	200
Joseph Levinson	5,912,539	200
William Kwok Keung Tsui	5,912,739	—
John Levy	5,912,539	200

2.	Ratification of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditor for the fiscal year ended December 31, 2018

The shareholders ratified the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Broker non-votes are counted.

For	Against	Abstain
5,912,539	—	200

3.	Advisory Vote on Compensation of Named Executive Officers

The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers. No broker non-votes are counted.

For	Against	Abstain
5,912,519	220	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2018	Takung Art Co., Ltd.

/s/ Chun Hin Leslie Chow
Name: Chun Hin Leslie Chow
Title: Acting Chief Executive Officer